Nemaura Medical Inc.

(NMRD)

ROTH Conference Presentation

March 11th 2015

Presentation Overview

Contents

3	Our Background
5	Our Core Business
6	Management Overview
7	Government Support
8	Our Patents
9	Our First Product - **sugarBEAT™**
15	Our Technology
16	Our Clinical trials
17	Regulatory Approval
18	Target Market Analysis
19	Competition
21	Commercialization Process
22	Production and Operations
23	Sales & Distribution
24	Financial Forecast
25	Future Potential
26	Contact Details

$

All figures are referred to in US$ based on a conversion rate of approximately $1.5 US Dollar to £1 GBP

Our Background

•

Founded in January 2009 by Dr D F Chowdhury, the majority shareholder and the CEO

•

Biotech diagnostics research focused, headquarters in United Kingdom

•

Research facilities location at Science Park, Loughborough University, UK

•

Proprietary technology on transdermal (works through the skin) applications

•

diagnostic technologies

•

drug delivery technologies

•

Owned a family of related patents across various continents

•

Monitor commercialization process through sub-contracting to expert production and marketing vendors

•

Trading on NASDAQ OTC BB ticker: NMRD

Key events

Date	Event
2009-14 2012 2014 2014 2015 2015

Cumulatively received over $2M in discretionary grants from UK government bodies

Successfully completed proof of concept studies in human

volunteers

Secured UK licensee for glucose monitoring – with $1.65m upfront Received trading symbol for OTC BB

Successfully completed clinical study in Type 1 and 2 diabetics

Awaiting approval for CE kite mark allowing sales of first product in Europe, HK and Saudi Arabia

Our Core Business

Platform technology developed for Drug Delivery and Diagnostic Applications.

Current Focus: (Diagnostic Applications)

Non-invasive, continuous and painless monitoring of analyte / molecules. For example: glucose, lactate, prescription drugs.

Future Focus: (Drug Delivery)

Drug Delivery complementing diagnostic application.

For example, non invasive insulin delivery working in tandem with non invasive continuous glucose monitoring.

Management Overview

Core Team of 21 People consisting of:

•

5 Board Members

•

4 Science Advisory Team Members

•

12 Technical Team Members

CEO: Dr D F Chowdhury: Microsystems and Nanotechnology from Cranfield University and PhD from the University of Oxford in nano-drug delivery; over 18 patents pending/granted.

CFO: K Farrar: MChem from University of Oxford, Chartered Accountant, 10 years with KPMG.

CTO: Prof. K. Khan: Launched over 60 products during his career in the Pharmaceutical Industry.

Medical Device & Regulatory Director: R Carson – A Pharmacologist with 20+ years experience in medical device design and registration in Europe and US.

Government Support

Recipient of over $2m in several separate UK government grants awarded under independent competitive tendering process.

Grants awarded by UK Government Technology Strategy Board. Independent government assessor quoted:

‘The product could be a game changing technology’.

Our Patents

Patents granted:

Region	Purpose	Expires
EU, China, Hong Kong	Patches patent for reverse iontophoresis: Device patent describing construction of patches Device patent for extracting glucose from skin non- invasively.	June 2028
Europe, USA, Canada	Method patent for measuring relative level of two substances Method patent to avoid finger prick to calibrate device	June 2021

Patents submitted:

Region	Purpose	Date applied/ Expiry
Australia, Brazil, Canada, India, Japan,	Patch patent for Reverse Iontophoresis Device patent for construction of patches Device patent for extracting glucose non-invasively.	June 2008/ June 2028
USA, Canada, Brazil, Europe, Japan, China, India, Australia, Qatar, United Arab Emirates	Method patent for cumulative measurement of analyte Algorithm patent for measurement of analyte without long delays	May 2012/ May 2032

sugarBEAT™ Product

Our first commercialized product

sugarBEAT™

sugarBEAT™ Product

sugarBEAT™ consists of three parts;

1.

a disposable patch (“Patch”)

2.

bluetooth enabled device (“Device”)

3.

smart phone app (“App”)

To use sugarBEAT™:

1.

Affix Patch to arm

2.

Connect Patch to adjacently worn Device via thin wire

3.

Device transmits real time data to App

4.

App can send data online to remote health care team

sugarBEAT™ provides up to 4 readings an hour for 12 hours or more.

sugarBEAT™ Product – How it Works

1. Affix Patch
1. Prep skin, affix patch and connect device.
2. Extract Glucose
2. Patch extracts glucose using **Reverse Iontophoresis**
3. Measure Glucose Level
3. Device reads glucose levels, and transmits data to App via blue tooth
4. Display Results
4. App on Smart phone shows readings up to 4 times an hour
5. Transfer Data
5. Data from app sent over internet to Virtual Health Care Team
sugarBEAT™ product

sugarBEAT™ Product - Clinical Need

•

Diabetics suffer from unstable blood glucose levels

•

Diabetics therefore need to constantly monitor glucose levels.

•

Currently the most common monitoring method involves:

•

Extracting a drop of blood (droplet) by piercing the skin (finger pricking) several times a day.

•

This droplet is placed onto a test strip to provide a glucose reading.

•

Other methods require intrusive insertion into subcutaneous tissue.

•

The test strip market alone is currently generating over $10 Billion sales per annum.

•

There is huge demand for our non – intrusive and continuous monitoring method, which is convenient, timely and painless.

•

Our method will also provide substantial savings to diabetic patients.

•

sugarBEAT™ Product – Image of Device

sugarBEAT™ Product – Illustration of AP

12:00
sugarBEAT
monitor and control
launch
7.4
current
sugar level
12:00
sB
current sugar levels
6.5
mmol/L
12.30pm
time
before dinner
type
Continuous Glucose
Monitoring Watch
21/12/14
date
reading history
mon 8.2 19:30pm 20/12/14
mon 6.1 07:45am 20/12/14
tue 9.0 19:00pm 19/12/14
tue 7.2 07:30am 19/12/14
wed 12.2 19:30pm 18/12/14
test now
my data
medication
my food
exercise
cloud store
12:00
sB
day summary
wed 21 Dec
medication
Symlin (Pramlintide) x2
Metformin x4
Onglyza (Saxagliptin) x2
exercise
activity: running
duration: 30mins
time: 12.30pm
food intake
breakfast: 625kcal
lunch: 750kcal
dinner: 850kcal
sugar levels
breakfast: 6.5 mmol/L
lunch: 8.9 mmol/L
dinner: 11.5 mmol/L
test now
my data
medication
my food
exercise
cloud store

Our Technology - sugarBEAT™

Technical basis:

•

Works by passing a mild current across the skin that is barely perceptible, or non-perceptible.

•

This current pulls the glucose out of interstitial fluid, which is found just below the top layer of skin, into a reservoir in the patch.

•

The patch contains a sensor, which measures the amount of glucose analyzed.

•

An algorithm within the device converts this reading to a glucose concentration value.

•

This reading is displayed on the device with sound and / or buzzer alert

Our Clinical Trials for sugarBEAT™

Clinical Data in Type I and II Diabetics:

Interim data accuracy in Clark Error Zones A+B >85%

20 subjects/60 patient day studies tested in 1,179 paired data points*

Note: Interim data presented in adjacent chart. Data validation currently in progress.

*Hemocue vs CGM

Correlation Plot - Analysis 1
(x1179)
Zone A
Zone B
C
E
Zone B
D
D
C
E
Set A
SetB (S2)
0
100
200
300
400
500
600

Regulatory Approval for sugarBEAT™

CE mark applied for which will permit sales in:

•

European Union countries

•

Saudi Arabia

•

Honk Kong

•

US and Japan Regulatory Approval to be sought 2016 onwards

Target Market Analysis for sugarBEAT™ Product

46.3%
undiagnosed
AFR
SACA
MENA
NAC
EUR
SEA
WP
WORLD
387 M
people living with diabetes
PREVALENCE
8.3%

expected increase
+205
MILLION
2014
2035

There is a diabetes - related death every 7 seconds.

	National Prevalence	People living with diabetes
WORLD	**8.33%**	**386,667,280**
Europe	7.87%	51,978,310
Middle East and North Africa	9.72%	36,790,040
Western Pacific	8.45%	137,813,470

Why sugarBEAT™ better than competition?

Competitors using invasive continuous technology have the following cons:

•

Cost – much more expensive

•

User market – mostly only suitable for type 1 diabetics which are only 10% of total diabetic market

•

Comfort – all require the continuous insertion of a measuring device into the body tissue which has high degree of user discomfort

Why sugarBEAT™ better than competition?

Competitors using finger prick technology suffer following cons:

•

Finger prick is painful

•

Finger prick is not continuous – most users only finger prick 1-2 times a day even though WHO recommends 5-7 times a day

Commercialization Process for sugarBEAT™

•

Manufacturing Development of Devices – Q2-Q4 2015

•

Manufacturing Development of Patches – Q2-Q4 2015

•

Mobile App development and launch – Q4 2015

•

Product Launch in HK, Saudi Arabia – Q4 2015

•

Product Launch in UK – Q1 2016

Production and Operations for sugarBEAT™

We are dedicated R&D company.

All manufacture and sales therefore subcontracted to expert partners.

Preferred partners selected for:

•

Device manufacture

•

Sensor Manufacture

•

Patch Manufacture

•

Electronics

Sales & Distribution for sugarBEAT™

Criteria for selecting specialist partners: (partner already selected for UK)

Financial Forcasts for sugarBEAT™

In Million ($ US Dollar)/ Year to March 31,	2016	2017	2018	2019	2020
Revenue	10	85	270	461	694
Cost of sales	7	42	136	244	366
Gross profits	3	43	134	217	328
Total expenses	10	15	14	24	29
Income before taxation	(7)	28	120	193	299
Taxation	- -	6	24	38	59
Net income	(7)	22	96	155	240

Our Future Potential – Drug Delivery

Works by inverting technology so drugs delivered non-invasively into skin via a reservoir in the patch.

Technology suitable for:

•

Programmed drug delivery

•

On-demand drug delivery

•

Chrono-therapeutic drug delivery

•

Closed loop diagnostic and drug delivery

•

Basal Insulin expected to be first product chosen

Contacts

Dr D F Chowdhury Nemaura Medical Inc. Holywell Park Ashby Road Loughborough Leics, LE11 3AQ UK Tel: +44 1509 222 912 Email: faz.chowdhury@nemaura.co. uk www.nemauramedical.com	Bashir Timol Nemaura Medical Inc. Holywell Park Ashby Road Loughborough Leics, LE11 3AQ UK Tel: +44 1509 222 912 Email: bashir.timol@nemaura.co.uk